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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported:
                               November 5, 2002):


                                  CUMMINS INC.
             (Exact name of registrant as specified in its charter)




          Indiana                     1-4949                  35-0257090
(State or other Jurisdiction (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                               500 Jackson Street
                                   PO Box 3005
                             Columbus, IN 47202-3005
                     (Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (812) 377-5000

                             Exhibit Index on Page 3

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Item 5.  Other Events

      On November 5, 2002, Cummins Inc., an Indiana corporation
("Cummins"), issued a press release, copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.





































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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued by the registrant, dated November 5, 2002.




































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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2002

                                     CUMMINS, INC.


                                     By: /s/ Susan K. Carter
                                        ----------------------------------------
                                        Name:  Susan K. Carter
                                        Title: Vice President
                                               Controller
                                               (Principal Accounting Officer)










































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